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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 28, 2001



                              SUNTERRA CORPORATION
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             (Exact name of registrant as specified in its charter)


            Maryland                   000-21193                 95-4582157
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   (State or other jurisdiction  (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)


                             1781 Park Center Drive
                             Orlando, Florida 32835
                               "www.sunterra.com"
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                    (Address of Principal Executive Offices)

                                  407-532-1000
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              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

                  See November Monthly Operating Reports for all Sunterra debtors consolidated and the 16 operating entities filed with the United States Bankruptcy Court for the District of Maryland (Baltimore) on March 28, 2001 attached hereto as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

           EXHIBIT NO.               DESCRIPTION
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              99        November monthly operating reports filed March 28, 2001.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SUNTERRA CORPORATION
                                           (Registrant)



Date:  March 29,2001                       By /s/ LAWRENCE E. YOUNG
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                                              Lawrence E. Young
                                              Chief Financial Officer
                                              and Vice President